INVESTMENTS AND OTHER DISPOSITIONS	12 Months Ended
Jun. 26, 2013
Disclosure Investments And Other Dispositions Narrative [Abstract]
INVESTMENTS AND OTHER DISPOSITIONS
INVESTMENTS AND OTHER DISPOSITIONS
(a) Investments
We have a joint venture agreement with CMR, S.A.B. de C.V. to develop 50 Chili’s restaurants in Mexico. We made a $1.6 million capital contribution to the joint venture in fiscal 2011. At June 26, 2013, 32 Chili’s restaurants were operating in the joint venture. We account for the Mexico joint venture investment under the equity method of accounting and record our share of the net income or loss of the investee within operating income since their operations are similar to our ongoing operations. These amounts have been included in restaurant expense in our consolidated statements of income due to the immaterial nature of the amounts.
In fiscal 2011, we entered into a joint venture investment with BTTO Participacoes Ltda (“BTTO”) to develop Chili's restaurants in Brazil. We made capital contributions of $1.6 million and $1.3 million to the joint venture during fiscal 2012 and 2011, respectively. One restaurant opened in September 2011. We accounted for this investment under the equity method of accounting until April 2012 when we purchased BTTO’s interest in the joint venture for approximately $1.5 million and began consolidating the entity’s results. In the fourth quarter of fiscal 2013, we fully impaired the property and equipment and recorded a charge in other gains and charges in the consolidated statement of income. The restaurant was subsequently closed in July 2013.
(b) Other Dispositions
In April 2013, we sold our remaining 16.6% ownership interest in Romano’s Macaroni Grill (“Macaroni Grill”) for approximately $8.3 million in cash proceeds. This amount was recorded as a gain in other gains and charges in the consolidated statement of income in fiscal 2013.